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                                                                   Exhibit 10.52

                            AMENDMENT NUMBER FIVE TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


                  THIS AMENDMENT NUMBER FIVE TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") dated as of November 9, 2000, is entered into among QUESTRON TECHNOLOGY, INC., a Delaware corporation ("QTI"), certain of the direct and indirect Subsidiaries of QTI identified herein (individually and collectively, and jointly and severally, the "Obligors"), each of the Lenders signatory hereto, CONGRESS FINANCIAL CORPORATION (Florida), a Florida corporation, as administrative agent for the Lenders ("Administrative Agent"), and ABLECO FINANCE LLC, a Delaware limited liability company, as collateral agent for the Lender Group ("Collateral Agent"), in light of the following:

                               W I T N E S S E T H
                               - - - - - - - - - -

                  WHEREAS, the Obligors, the Lenders, Administrative Agent, and Collateral Agent are parties to that certain Amended and Restated Loan and Security Agreement, dated as of June 29, 1999 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

                  WHEREAS, the Obligors have requested that that the Lender Group consent to the incurrence of additional Subordinated Debt; and

                  WHEREAS, the parties desire to amend the Loan Agreement to, among other things, permit the incurrence of such additional Subordinated Debt, in each case, as set forth herein.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2. AMENDMENT TO LOAN AGREEMENT.

         (a) Section 8.2.22 of the Loan Agreement hereby is amended by inserting the phrase "and the Subordinated Obligations" immediately prior to the text "(b)" appearing in said Section.

         (b) Section 8.3.3 of the Loan Agreement hereby is amended and restated as follows:

         8.3.3 Senior Debt Coverage Ratio. Maintain a Senior Debt Coverage Ratio not greater than (i) 3.50:1.00 with respect to each fiscal quarter ending on or after September
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30, 2000 through and including the fiscal quarter ending December 31, 2000, (ii)
3.25:1.00 with respect to each fiscal quarter ending on or after March 31, 2001 through and including the fiscal quarter ending September 30, 2001, and (iii) 3.00:1.00 with respect to each fiscal quarter ending on or after December 31, 2001.

         (c) Section 8.3.5 of the Loan Agreement hereby is amended and restated as follows:

         8.3.5 [Intentionally Omitted]

         (d) Appendix A of the Loan Agreement hereby is amended by adding or amending and restating, as applicable, the following defined terms in the proper alphanumerical order:

                  Fifth Amendment - that certain Amendment Number Five to Amended and Restated Loan and Security Agreement, dated as of November __, 2000, among the Obligors, the Lenders, Administrative Agent, and Collateral Agent.

                  Fifth Amendment Effective Date - the date on which the conditions precedent set forth in Section 5 of the Fifth Amendment are satisfied.

                  Investors Agreement - means, collectively, the June 1999 Investors Rights Agreement and the November 2000 Investors Rights Agreement.

                  June 1999 Investors Rights Agreement - means that certain Investors Rights Agreement, dated as of the Closing Date, among QTI and the Purchasers identified therein.

                  June 1999 Subordinated Debt Documents - means, collectively,
(i) each of the several substantially identical Securities Purchase Agreements, each dated as of the Closing Date, among QTI, QOC, and each of the Purchasers identified therein, (ii) Note Agreement, dated as of the Closing Date, among QOC and the Purchasers identified therein, (iii) the June 1999 Investors Rights Agreement, (iv) each of the 14.50% Senior Subordinated Notes of QOC issued under the Note Agreement referenced in clause (ii) above, and (v) the Subsidiary Guarantee, dated as of the Closing Date, by each of QOC and its Subsidiaries in favor of the Purchasers therein defined, and all documents and instruments to be executed or delivered in connection therewith; in each case, as amended by the Omnibus Amendment Agreement (the "June 1999 Subordinated Debt Amendment"), dated as of the Fifth Amendment Date, among QTI, QOC, and the Purchasers identified therein.

                  November 2000 Investors Rights Agreement - means that certain Investors Rights Agreement, dated as of the Fifth Amendment Effective Date, among QTI and the Purchasers identified therein.

                  November 2000 Subordinated Debt Documents - means, collectively, that certain (i) Securities Purchase Agreement, dated as of the Fifth Amendment Effective Date, among QTI, QOC, and each of the Purchasers identified therein, (ii) Note Agreement, dated as of the Fifth Amendment Effective Date, among QOC and the Purchasers identified

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therein, (iii) the November 2000 Investors Rights Agreement, (iv) each of the
14.50% Series B Senior Subordinated Notes of QOC issued under the Note Agreement referenced in clause (ii) above, and (v) the Subsidiary Guarantee, dated as of the Fifth Amendment Effective Date, by each of QOC and its Subsidiaries in favor of the Purchasers therein defined, and all documents and instruments to be executed or delivered in connection therewith.

                  Subordinated Debt Documents - means, collectively, the June 1999 Subordinated Debt Documents and the November 2000 Subordinated Debt Documents.

                  Subordinated Obligations - Subordinated Debt of QOC in favor of the Purchasers under the Subordinated Debt Documents in effect on the Fifth Amendment Effective Date and as amended in compliance with the Loan Documents (including without limitation, any repurchase or put obligations in respect of "Purchaser Shares" (as such term is defined in the Investors Rights Agreement) under the Investors Rights Agreement).

3. CONSENT. Administrative Agent, Collateral Agent, and the Required Lenders hereby consent to the incurrence by QOC of the Subordinated Debt evidenced by the November 2000 Subordinated Debt Documents.

4. REPRESENTATIONS AND WARRANTIES. The Obligors hereby represent and warrant to the Lender Group that:

         (a) The execution, delivery, and performance of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its governing documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected if the result thereof is reasonably likely to result in a Material Adverse Change;

         (b) This Amendment constitute the Obligors' legal, valid, and binding obligations, enforceable against the Obligors in accordance with its terms;

         (c) There is no litigation or proceeding pending or threatened against or affecting the Obligors, their business, operations, or properties that reasonably could be expected to have a Material Adverse Change;

         (d) No written information, certification, or report submitted to the Lender Group by the Obligors pursuant to this Amendment contains any material misstatement of fact or omits to state a material fact or any fact necessary to make the information not false or misleading in any material respect;

         (e) The reaffirmation and consent of QTI attached hereto as Exhibit A constitutes QTI's legal, valid, and binding obligations, enforceable against QTI in accordance with its terms;

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         (f) The reaffirmation and consent of QTI attached hereto as Exhibit A has been duly executed and delivered by QTI;

         (g) The reaffirmation and consent of QFC attached hereto as Exhibit B constitutes QFC's legal, valid, and binding obligations, enforceable against QFC in accordance with its terms; and

         (h) The reaffirmation and consent of QFC attached hereto as Exhibit B has been duly executed and delivered by QFC.

5. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following unless waived or deferred by Administrative Agent, Collateral Agent, and the Required Lenders in their sole discretion, shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

         (a) The Obligors shall have executed and delivered the November 2000 Subordinated Debt Documents. Collateral Agent shall have received copies of each of the material November 2000 Subordinated Debt Documents, each of which shall be in form and substance satisfactory to Administrative Agent and Collateral Agent and shall be accompanied by a certificate of the Secretary of QTI, dated as of the Fifth Amendment Effective Date, certifying each such document as being a true, correct, and complete copy thereof.

         (b) Administrative Agent shall have received from the Obligors the net cash proceeds from the consummation of the transactions contemplated by the November 2000 Subordinated Debt Documents.

         (c) The representations and warranties in the Loan Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

         (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Obligors or the Lender Group.

         (e) No Default or Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein.

         (f) Collateral Agent shall have received the reaffirmation and consent of QTI attached hereto as Exhibit A, duly executed and delivered by an authorized official of QTI.

         (g) Collateral Agent shall have received the reaffirmation and consent of QFC attached hereto as Exhibit B, duly executed and delivered by an authorized official of QFC.

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         (h) Collateral Agent shall have received (i) a copy of the June 1999
Subordinated Debt Amendment, in form and substance satisfactory to Collateral Agent, duly executed by the Obligors and the Purchasers identified therein, in connection with the June 1999 Subordinated Debt Documents and relative to the incurrence by QOC of the Subordinated Debt evidenced by the November 2000 Subordinated Debt Documents, and (ii) all other documents as may be required by Collateral Agent in connection with the transactions contemplated by this Amendment, in each case, duly executed and delivered by the parties thereto.

6. CONSTRUCTION. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflicts-of-laws principles (other than any provisions thereof validating the choice of the laws of the State of New York as the governing law).

7. ENTIRE AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except as expressly amended hereby, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

8. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

9. AMENDMENTS. This Amendment cannot be altered, amended, changed or modified in any respect or particular unless each such alteration, amendment, change or modification shall have been agreed to by each of the parties and reduced to writing in its entirety and signed and delivered by each party.

10. MISCELLANEOUS.

         (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

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         (b) Upon the effectiveness of this Amendment, each reference in the
Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

                            [Signature page follows.]




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                  IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                            QUESTRON TECHNOLOGY, INC.,
                                            a Delaware corporation
                                            QUESTRON DISTRIBUTION LOGISTICS,
                                            INC., a Delaware corporation
                                            INTEGRATED MATERIAL SYSTEMS,
                                            INC., an Arizona corporation
                                            POWER COMPONENTS, INC.,
                                            a Pennsylvania corporation
                                            CALIFORNIA FASTENERS, INC.,
                                            a California corporation
                                            COMP WARE, INC., a Delaware
                                            corporation
                                            FAS-TRONICS, INC., a Texas
                                            corporation
                                            FORTUNE INDUSTRIES, INC.,
                                            a Texas corporation
                                            QUESTRON OPERATING COMPANY, INC.,
                                            a Delaware corporation
                                            QUESTRON FINANCE CORP.,
                                            a Delaware corporation
                                            ACTION THREADED PRODUCTS, INC.,
                                            an Illinois corporation
                                            ACTION THREADED PRODUCTS OF
                                            GEORGIA, INC., a Georgia corporation
                                            ACTION THREADED PRODUCTS OF
                                            MINNESOTA, INC., a Minnesota
                                            corporation
                                            CAPITAL FASTENERS, INC., a
                                            North Carolina corporation
                                            B&G SUPPLY COMPANY, INC., a
                                            Texas corporation
                                            R.S.D. SALES CO., INC., a
                                            New York corporation


                                            By
                                               ------------------------------
                                            Name
                                                 ----------------------------
                                            Title Responsible Officer for each
                                                    of the above-listed Obligors


                           [signature pages continue]


                                      S-1
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                                            ABLECO FINANCE LLC, a Delaware
                                            limited liability  company,  as
                                            Collateral Agent and a Lender


                                            By:
                                                 -----------------------------
                                            Title:
                                                     -------------------------


                                            A2 FUNDING LP, as a Lender

                                            By: A2 FUND MANAGEMENT LLC,
                                                its General Partner


                                            By:
                                                ------------------------------
                                            Title:
                                                    --------------------------

                           [signature pages continue]

                                      S-2
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                                            CONGRESS FINANCIAL CORPORATION
                                            (FLORIDA), a Florida corporation,
                                            as Administrative Agent and a Lender


                                            By:
                                                 ----------------------------
                                            Title:
                                                    -------------------------


                           [signature pages continue]

                                      S-3
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                                            KZH ING-2 LLC, a Delaware limited
                                            liability company, as a Lender


                                            By:
                                                 -----------------------------
                                            Title:
                                                    --------------------------


                                            KZH ING-3 LLC, a Delaware limited
                                            liability  company,  as a Lender


                                            By:
                                                 -----------------------------
                                            Title:
                                                    --------------------------

                                            THE ING CAPITAL SENIOR SECURED HIGH
                                            INCOME FUND, L.P., as a Lender

                                            By:  ING Capital Advisors, LLC,
                                                 as Investment Advisor


                                                 By__________________________
                                                 Its Authorized Signatory

                           [signature pages continue]


                                      S-4
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                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY, as a Lender

                                       By: David L. Babson & Company,
                                           Incorporated, as Investment Adviser


                                           By:
                                                -------------------------------
                                           Its:

                                       SIMSBURY CLO LIMITED, as a Lender

                                       By: David L. Babson & Company,
                                           Incorporated under delegated
                                           authority from Massachusetts Mutual
                                           Life Insurance Company, as Collateral
                                           Manager


                                          By:
                                              --------------------------------
                                          Title:

                                      S-5
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                                    EXHIBIT A

                            REAFFIRMATION AND CONSENT


         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Five to Amended and Restated Loan and Security Agreement, dated as of November __, 2000 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the QTI Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the QTI Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York, as more fully set forth in Section 20 of the QTI Guaranty.

                                                     QUESTRON TECHNOLOGY, INC.,
                                                     a Delaware corporation


                                                     By:________________________
                                                     Title:


                                      A - 1
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                                    EXHIBIT B

                            REAFFIRMATION AND CONSENT

         All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment Number Five to Amended and Restated Loan and Security Agreement, dated as of November __, 2000 (the "Amendment"). The undersigned hereby (a) represents and warrants to the Lender Group that the execution, delivery, and performance of this Reaffirmation and Consent are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Loan Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Lender Group under the QFC Guaranty and any other Loan Documents to which it is a party; and (d) agrees that each of the QFC Guaranty and any other Loan Documents to which it is a party is and shall remain in full force and effect in accordance with the terms thereof. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Lender Group has no obligations to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York, as more fully set forth in Section 20 of the QFC Guaranty.

                                                     QUESTRON FINANCE CORP.,
                                                     a Delaware corporation


                                                     By:________________________
                                                     Title:


                                      A-1